The date of the above supplement is February 2, 2004.

F57-041 2/2/04

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price High Yield Fund—Advisor Class

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional High Yield Fund

Supplement to prospectuses dated October 1, 2003

Important Information About High Yield and Institutional High Yield Funds

The fund will not accept new accounts after 4:00 p.m. ET on February 20, 2004.

Purchases of shares are permitted for existing investors holding shares directly with T. Rowe Price and participants in their employers` retirement plans where the fund is an option in the plan. Generally, investors or plan participants holding shares through intermediaries (for example, brokerage or financial planning firms) will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts offered through T. Rowe Price.

The closing does not restrict shareholders from selling shares of the fund.

When deemed to be in the fund`s best interests, the fund reserves the right to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.